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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO.1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 29, 2000


                             NEW VALLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-2493                                        13-5482050
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)





100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)

                                 (305) 579-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)





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         New Valley Corporation hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on January 16, 2001 reporting the acquisition by a subsidiary of New Valley of additional Class A Interests in Western Realty Development LLC, as set forth in the pages attached hereto.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  See Item 7(c) below.

         (b)      Pro Forma Financial Information.

         The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 have been prepared giving effect to the purchase by a subsidiary of New Valley of 29/30ths of the Class A interests in Western Realty Development of Apollo Real Estate Fund III, L.P., the sale of New Valley's five shopping centers in August 1999, the recapitalization of the New Valley's capital stock which occurred on June 4, 1999, and the sale by Thinking Machines, New Valley's 73%-owned subsidiary, of its Darwin(R) software and services business which occurred on June 2, 1999. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000 has been prepared giving effect to the purchase of 29/30ths of the Class A interests in Western Realty Development. The pro forma financial information should be read in conjunction with New Valley's historical Consolidated Financial Statements and the related notes thereto contained in New Valley's Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

         The Pro Forma Condensed Consolidated Statements of Operations were prepared as if the purchase of 29/30ths of the Class A interest in Western Realty Development, the sale of the shopping centers, the recapitalization, and the Thinking Machines sale had occurred at the beginning of the period presented. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000 was prepared as if the purchase of 29/30ths of the Class A interests in Western Realty Development had occurred on September 30, 2000.

         As a result of the purchase of the Class A interests, New Valley and its subsidiaries will be entitled to 99% of distributions from Western Realty Development and Apollo will be entitled to 1% of distributions. Accordingly, New Valley will no longer account for its interests in Western Realty Development using the equity method of accounting. Effective December 29, 2000, Western Realty Development became a consolidated subsidiary of New Valley.

         The pro forma financial information does not purport to show the results, which would actually have occurred had such transactions been completed as of the date and for the period presented or which may occur in the future.



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                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                     FOR THE YEAR ENDED DECEMBER 31, 1999
                                        ------------------------------------------------------------------------------------------
                                                                      PRO FORMA ADJUSTMENTS
                                                      ----------------------------------------------------------------
                                                        THINKING                          SHOPPING
                                                        MACHINES     RECAPITALIZATION     CENTERS           WRD
                                          HISTORICAL    SALE (a)           (b)            SALE (c)      ACQUISITION(d)  PRO FORMA
                                        -------------- ------------ ----------------- ----------------- -------------- -----------
Revenues:
  Principal transactions, net........    $    19,722                                                                   $    19,722
  Commissions........................         38,815                                                                        38,815
  Corporate finance fees.............          8,340                                                                         8,340
  Gain on sale of investments, net...          2,373                                                                         2,373
  Loss in joint venture..............        (16,513)                                                    $ 16,513               --
  Real estate leasing................          7,056                                    $ (3,618)          11,537           14,975
  Gain on sale of real estate........          3,828                                      (3,828)                               --
  Computer sales and service.........            317    $  (317)                                                                --
  Interest and dividends.............          5,812                                                        6,858           12,670
  Gain on sale of assets.............          4,028     (3,801)                                                               227
  Gain on sale of subsidiary stock...          4,256                                                                         4,256
  Other income.......................          5,571                                                                         5,571
                                         -----------    -------                         --------        ---------      -----------
          Total revenues.............         83,605     (4,118)                          (7,446)          34,908          106,949
                                         -----------    -------                         --------        ---------      -----------
Costs and expenses:
  Selling, general and administrative         99,627     (3,265)                          (2,568)          12,903          106,697
  Interest...........................          8,954       (206)                          (1,979)          10,719           17,488
  Real estate impairment charge .....             --         --                               --           11,561           11,561
                                         -----------    -------                         --------        ---------      -----------
          Total costs and expenses...        108,581     (3,471)                          (4,547)          35,183          135,746
                                         -----------    -------                         --------        ---------      -----------
Loss from continuing operations before
  income taxes and minority interests        (24,976)      (647)                          (2,899)            (275)         (28,797)
Income tax provision.................             80                                                                            80
Minority interests in income from
  continuing operations of consolidated
  subsidiaries.......................            667       (308)                                                2              361
                                         -----------    -------                         --------        ---------      -----------
Loss from continuing operations......        (25,723)      (339)                          (2,899)            (277)         (29,238)

Discontinued operations:
  Gain on disposal of discontinued
    operations.......................          4,100         --                               --               --            4,100
                                         -----------    -------                         --------        ---------      -----------
  Income from discontinued
    operations.......................          4,100         --                               --               --            4,100
                                         -----------    -------                         --------        ---------      -----------
Net loss.............................        (21,623)      (339)                          (2,899)            (277)
Dividend requirements on preferred
  shares.............................        (37,759)        --       $   37,759              --               --               --
                                         -----------    -------       ----------        --------        ---------      -----------
Net loss applicable to Common Shares.    $   (59,382)   $  (339)      $   37,759        $ (2,899)        $   (277)     $   (25,138)
                                         ===========    =======       ==========        ========        =========      ===========
Income (loss) per Common Share
    (basic and diluted):
  Continuing operations..............    $     (3.65)                                                                  $     (1.26)
  Discontinued operations............            .24                                                                           .18
                                         -----------                                                                   -----------
  Net loss per Common Share..........    $     (3.41)                                                                  $     (1.08)
                                         ===========                                                                   ===========
Number of shares used in computation.     17,433,105                  $5,801,945                                        23,235,050
                                         ===========                  ==========                                       ===========


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(a)  To eliminate the operations of Thinking Machines.

(b) To adjust for the conversion of outstanding Preferred Shares and Common Shares to new Common Shares and Warrants.

(c) To eliminate the operations of the five shopping centers and the gain on sale.

(d) To account for New Valley's purchase of 29/30ths of the Class A interests in Western Realty Development.




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                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                                          ----------------------------------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                               ----------------------
                                                                                        WRD
                                                               HISTORICAL         ACQUISITION(a)          PRO FORMA
                                                          --------------------- -------------------- ---------------------
Revenues:
     Principal transactions, net........................      $  20,770                                  $  20,770
     Commissions........................................         28,061                                     28,061
     Corporate finance fees.............................         12,774                                     12,774
     Gain on sale of investments, net...................          6,299                                      6,299
     Income from joint venture..........................         52,412             $ (52,412)                  --
     Real estate leasing................................          2,369                 7,558                9,927
     Interest and dividends.............................          5,641                 3,460                9,101
     Gain on sale of assets.............................            150                                        150
     Gain on sale of WTI................................             --                84,417               84,417
     Other income.......................................            448                                        448
                                                             ----------           -----------           ----------
         Total revenues.................................        128,924                43,023              171,947
                                                             ----------           -----------           ----------
Cost and expenses:
     Selling, general and administrative................         77,816                 5,163               82,979
     Interest...........................................          5,449                37,182               42,631
                                                             ----------           -----------           ----------
         Total costs and expenses.......................         83,265                42,345              125,610
                                                             ----------           -----------           ----------
Income from continuing operations before income
     taxes and minority interests.......................         45,659                   678               46,337
Income tax provision....................................              2                                          2
Minority interests in income from continuing
     operations of consolidated subsidiaries............            835                   886                1,721
                                                             ----------           -----------           ----------
Net income..............................................    $    44,822           $      (208)           $  44,614
                                                             ==========           ===========             ========
Income per Common Share (basic):
     Net income per Common Share........................     $     1.94                                 $     1.93
                                                             ==========                                 ==========
Number of shares used in computation....................     23,089,108                                 23,089,108
                                                             ==========                                 ==========
Income per Common Share (diluted):
     Net income per Common Shares.......................     $     1.94                                 $     1.93
                                                             ==========                                 ==========
Number of shares used in computation....................     23,127,455                                 23,127,455
                                                             ==========                                 ==========

----------

(a) To account for New Valley's purchase of 29/30ths of the Class A interests in Western Realty Development.




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                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                SEPTEMBER 30, 2000
                                                          ----------------------------------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                               ---------------------
                                                                                        WRD
                                                               HISTORICAL         ACQUISITION(a)          PRO FORMA
                                                          --------------------- -------------------- ---------------------

                               ASSETS

Current assets:
     Cash and cash equivalents..............................    $  68,181           $    1,053               $  69,234
     Investment securities available for sale...............       45,465                                       45,465
     Trading securities owned...............................       12,599                                       12,599
     Restricted assets......................................          988                                          988
     Receivable from clearing brokers.......................       20,185                                       20,185
     Other current assets...................................        1,019                  618                   1,637
                                                                ---------           ----------               ---------
         Total current assets...............................      148,437                1,671                 150,108
                                                                ---------           ----------               ---------
Investment in real estate, net..............................       55,342               76,767                 132,109
Furniture and equipment, net................................        8,093                  177                   8,270
Restricted assets...........................................        4,017                                        4,017
Long-term investments, net..................................        6,506                                        6,506
Investment in joint venture.................................       45,675              (45,675)                     --
Other assets................................................        5,305                  644                   5,949
                                                                ---------           ----------               ---------
         Total assets.......................................     $273,375            $  33,584                $306,959
                                                                =========           ==========               =========

                LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Margin loans payable...................................   $    6,195                                   $    6,195
     Current portion of notes payable.......................        8,367           $    7,233                  15,600
     Accounts payable and accrued liabilities...............       30,862                3,087                  33,949
     Prepetition claims and restructuring accruals..........       11,915                                       11,915
     Income taxes...........................................       15,001                                       15,001
     Securities sold, not yet purchased.....................        4,913                                        4,913
                                                                ---------           ----------               ---------
         Total current liabilities..........................       77,253               10,320                  87,573
                                                                ---------           ----------               ---------
Notes payable...............................................       11,236                2,681                  13,917
Other long-term liabilities.................................       47,131               20,312                  67,443
Commitments and contingencies...............................
Stockholders' equity:
     Common Shares, $.01 par value; 100,000,000 shares
       authorized; 22,942,663 shares outstanding............          229                                          229
     Additional paid-in capital.............................      868,023                                      868,023
     Accumulated deficit....................................     (734,817)                 271                (734,546)
     Unearned compensation on stock options.................          (72)                                         (72)
     Accumulated other comprehensive income.................        4,392                                        4,392
                                                                ---------           ----------               ---------
Total stockholders' equity..................................      137,755                  271                 138,026
                                                                ---------           ----------               ---------
         Total liabilities and stockholders' equity.........     $273,375            $  33,584                $306,959
                                                                =========           ==========               =========


----------
(a) To account for New Valley's purchase of 29/30ths of the Class A interests in Western Realty Development.





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                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

99.1 Consolidated Financial Statements of Western Realty Development LLC for the nine months ended September 30, 2000.

99.2 Consolidated Financial Statements of Western Realty Development LLC for the year ended December 31, 1999 and for the period February 20, 1998 (date of inception) to December 31, 1998 (incorporated by reference to Exhibit 99 to New Valley's Annual Report on Form 10-K for the year ended December 31, 1999).



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEW VALLEY CORPORATION

                              By: /s/ J. BRYANT KIRKLAND III
                                  --------------------------------------------
                                  J. Bryant Kirkland III
                                  Vice President and Chief Financial Officer

Date:    February 2, 2001






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